SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                               Boss Holdings, Inc.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                               BOSS HOLDINGS, INC.
                  221 W. First Street, Kewanee, Illinois 61443


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 11, 2004

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Boss Holdings, Inc., a Delaware corporation (the "Company"), will be held at the Board Room of the Conference Center, 8235 Forsyth Blvd., Suite 801, St. Louis, Missouri, 63105 on Friday, June 11, 2004, at 10:00 A.M. Central Daylight Time for the following purposes:

     1. To elect six directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.

     2. To approve the proposal to adopt the Company's 2004 Stock Incentive Plan and to reserve 150,000 shares of common stock for potential issuance under the plan.

     3. To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending December 25, 2004.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 19, 2004, are entitled to notice of and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting shall be open to the examination of any shareholder, his agent or attorney for any purpose germane to the Annual Meeting upon written notice, and the list shall be available for inspection at the Annual Meeting by any shareholder that is present.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ James F. Sanders

                                     James F. Sanders,
                                     Corporate Secretary

Dated: May 3, 2004

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. IF YOU SEND IN YOUR PROXY CARD AND DECIDE TO ATTEND THE MEETING TO VOTE YOUR SHARES IN PERSON, YOU STILL MAY DO SO.

                               BOSS HOLDINGS, INC.
                  221 W. First Street, Kewanee, Illinois 61443

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished to stockholders of Boss Holdings, Inc., a Delaware corporation ("Company"), in connection with the solicitation by the Board of Directors of the Company ("Board of Directors" or "Board") of proxies for use at the Annual Meeting of Stockholders (the "Meeting") scheduled to be held on Friday, June 11, 2004, at 10:00 A.M. local time at the Board Room of the Conference Center, 8235 Forsyth Blvd., Suite 801, St. Louis, MO 63105, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy initially will be mailed to stockholders on or about May 3, 2004.

     The proxy, when properly executed and received by the Secretary of the Company prior to the Meeting, will be voted as therein specified unless revoked by filing with the Secretary prior to the Meeting a written revocation or a duly executed proxy bearing a later date. Unless authority to vote for one or more of the director nominees is specifically withheld according to the instructions, a signed proxy will be voted FOR the election of the six director nominees named herein and, unless otherwise indicated, FOR each other proposal described in this proxy statement and in the accompanying notice of meeting.

Voting Rights and Votes Required

     The close of business on April 19, 2004, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting. As of April 19, 2004, the Company had outstanding and entitled to vote approximately 1,918,291 shares of Common Stock, $0.25 par value per share ("Common Stock").

     A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of Common Stock entitled to vote at the Meeting will have one vote for each share so held. There is no cumulative voting with respect to any matter submitted for vote of the stockholders. Abstentions will be treated as Common Stock present and entitled to vote for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it does not have the discretionary authority as to certain Common Stock (a "broker nonvote"), those shares will not be considered present and entitled to vote with respect to that matter.

     The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting in person or by proxy and entitled to vote at the Meeting will be required to approve the election of six directors of the Company, the proposal to approve the Company's 2004 Stock Incentive Plan and the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending December 25, 2004. In determining whether a proposal has received the requisite number of affirmative votes, broker nonvotes will be disregarded and have no effect on the outcome of the vote. Abstentions will be included in the vote totals and, as such, will have the same effect as a negative vote.

Voting of Proxies

     Shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the shares represented by any properly executed proxy will be voted FOR the election of the directors of the Company and FOR each other proposal described in this proxy statement and in the accompanying notice of meeting.

     The Board of Directors is not aware of any matter that will come before the Meeting other than as described above. If any such other matter is duly presented and in the absence of instructions to the contrary, such proxies will be voted in accordance with the judgment of the proxy holders with respect to such matter, including any shareholder proposal or other matter of which the Company did not receive proper notice prior to March 19, 2004.

Revocation of Proxies

     Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised. Any proxy may be revoked in writing, or by a valid proxy bearing a later date, delivered to the Secretary of the Company or by attending the Meeting and voting in person.

Solicitation of Proxies

     The expenses of this solicitation will be paid by the Company. To the extent necessary to ensure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by officers, directors and regular employees of the Company, who will receive no additional compensation therefor. The Company does not anticipate utilizing the services of any outside firm for the solicitation of proxies for the Meeting. The Company will pay persons holding stock in their names or in the names of their nominees, but not owning such stock beneficially (such as brokerage houses, banks and other fiduciaries), for the expense of forwarding soliciting material to their principals.


                                 PROPOSAL NO. 1
                                 --------------
                              ELECTION OF DIRECTORS

     A Board of Directors consisting of six directors is to be elected by the stockholders at the Meeting, each to hold office until the next Annual Meeting of Stockholders or until a successor is duly elected and qualified. The Board of Directors recommends the election of the six nominees named below, all of whom currently are directors of the Company. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, proxies in the enclosed form will be voted FOR the election of each of the six nominees named below. The Board of Directors does not contemplate that any of the nominees will not be able to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, shall determine.

G. Louis Graziadio III Age 54 -- Chief Executive Officer and Chairman of the Board of the Company since June 1996. He is also the Chairman and CEO of Second Southern Corp., which is the manager of Ginarra Partners, LLC, a holding company with investments in various corporations, including the Company. Mr. Graziadio also serves on the Board of Directors of Acacia Research, Inc.

Perry A. Lerner Age 61 -- Director since June 1996. Mr. Lerner is a partner in the law firm of Lerner & Squire, LLP and is Managing Director of Crown World Services, LLP, a New York-based investment company. A graduate of Harvard Law School and Claremont McKenna College, Mr. Lerner is a member of the State Bar of New York, State Bar of California and American Bar Association. Mr. Lerner also serves on the Board of Directors of Gemstar TV Guide International, Inc.

Lee E. Mikles Age 48 -- Director since June 1996. Mr. Mikles is Chairman of Mikles/Miller Management, Inc., a registered investment adviser, and Mikles/Miller Securities, LLC, a securities broker/dealer. Mr. Mikles also serves on the Board of Directors of Nelnet Corporation.

Paul A. Novelly Age 60 -- Director since June 1996. Mr. Novelly is chief executive officer of Apex Oil Company, Inc. a petroleum trading, storage and transportation company headquartered in St. Louis, Missouri, World Point Terminals Inc., a publicly-held Canadian company headquartered in Calgary, Alberta, and St. Albans Global Management LLLP, an international management firm headquartered in the U.S. Virgin Islands. He also serves on the Board of Directors of World Point Terminals Inc., Intrawest Corporation and The Bear Stearns Companies Inc.

Richard D. Squires Age 46 -- Director since June 1996. Mr. Squires serves as President of RS Holdings, Inc., a Dallas, Texas based real estate and high-yield investment company, and as Managing Director of SPI Holdings, Inc., a Dallas and San Francisco based real estate investment company. Mr. Squires previously has served as Chief Financial Officer of Ft. Worth Holdings, Inc. and Vice President of Finance at American Hotels Corporation. Mr. Squires has a B.S. in Accounting from Pennsylvania State University and a Masters of Business Administration from Harvard University.

J. Bruce Lancaster Age 48 -- Director since May 2000. Chief Financial Officer of the Company since April, 1998 and Executive Vice President since August, 1999. From 1995 through 1998, Mr. Lancaster was Vice President

Finance and Administration for Acme Boot Company, Inc. Mr. Lancaster has a Masters of Business Administration from Texas A&M University and is a certified public accountant.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     Following is a list of the names and ages of the executive officers of the Company and its principal subsidiaries as of the date of this Proxy Statement, indicating all positions and offices with the Company held by each such person, and each such person's principal occupations or employment during the past five years.

                                    BOSS HOLDINGS, INC.
--------------------------------------------------------------------------------------------
                                                 Positions and Offices Held and
           Name              Age     Principal Occupations or Employment during past 5 years
          ------            -----   --------------------------------------------------------
G. Louis Graziadio III      54      Chairman of the Board and Chief Executive Officer of
                                    the Company since June 1996. He is also the Chairman
                                    and CEO of Second Southern Corp., which is the
                                    manager of Ginarra Partners, LLC, a holding company
                                    with investments in various corporations, including
                                    the Company.

J. Bruce Lancaster          48      Chief Financial Officer since April 1998 and Executive
                                    Vice President since August 1999.

     In addition to the named executive officers, Richard Bern has served as an operations consultant to the Company since March, 1999. In his capacity as a consultant, Mr. Bern currently exercises executive responsibilities in many sales and distribution functions under the review and direction of the Company's chief executive officer. Mr. Bern has extensive experience in importing, distribution and sales of consumer goods and previously served as president of Boss Manufacturing Company during 1996 and 1997. Since then he has been a private investor and worked as a consultant to various manufacturing and distribution firms, including the Company. Mr. Bern is 56 years old and has a Bachelor of Arts degree from the University of Cincinnati. See "Certain Relationships and Related Transactions" for additional information on his consulting arrangement with the Company.

Relationships Among Directors or Executive Officers

     Mr. Graziadio and Mr. Mikles are first cousins; otherwise, there are no family relationships existing between the officers and directors of the Company.

Board Meetings and Committees of the Board

     During the fiscal year ended December 27, 2003 ("Fiscal 2003"), there were six meetings of the Board of Directors and the directors acted three times by unanimous written consent. All directors attended at least 75% of the Board meetings. The Company has an Executive Committee and standing Audit and Compensation Committees of the Board.

     The members of the Audit Committee are Messrs. Mikles, Squires and Lerner, all of whom are independent of the Company. The Audit Committee reviews the Company's financial statements and internal accounting procedures with the Company's independent auditors, McGladrey & Pullen, LLP. The Audit Committee also considers and discusses with McGladrey & Pullen, LLP all auditing procedures and fees, and the possible effects of professional services upon the independence of McGladrey & Pullen, LLP. The Audit Committee held five meetings during Fiscal 2003. The Board has determined that Mr. Squires qualifies as an audit committee financial expert under SEC Regulation S-K 401(h). The designation or identification of a person as an Audit Committee financial expert does not impose on such person any duties, obligations or liabilities greater than the duties, obligations and liabilities imposed on other members of the Audit Committee and does not affect the duties, obligations and liabilities of the other members of the Audit Committee.

     The members of the Compensation Committee are Messrs. Lerner and Novelly. The Compensation Committee makes recommendations to the Board with respect to compensation and benefits paid to the Company's senior management. The Compensation Committee also makes determinations under the Company's various plans providing incentive compensation for management. See "Executive Compensation." The Compensation Committee held two meetings during Fiscal 2003, which were attended by all members.

     The members of the Executive Committee are Messrs. Graziadio, Squires, Lerner and Mikles. The Executive Committee generally has and may exercise all the powers and authority of the full Board in the management of the business and affairs of the Company, but specifically does not have the power or authority to do any of the following: (i) amend the Company's certificate of incorporation (except as permitted by applicable law with respect to fixing the number, designations, preferences and rights of shares of stock to be issued by the Company in certain circumstances); (ii) adopt an agreement of merger or consolidation; (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets; (iv) recommend to the stockholders a dissolution of the Company or a revocation of a dissolution; (v) amend the by-laws of the Company; (vi) declare a dividend; or
(vii) authorize the issuance of stock. Authority with respect to the excepted matters is reserved to the Board. The full Board may act to rescind any actions previously taken by the Executive Committee.

     The Company does not have a standing Nominating Committee. Given the Company's size and its shareholder base, the Board believes it appropriate not to have a nominating committee at this time. All directors currently participate in consideration of director nominees. Alternatively, the Executive Committee of the Board can act as a nominating committee. Four of the six Board members are independent of the Company and three of the four members of the Executive Committee are independent. The Board of Directors will consider director nominees recommended by stockholders. Any such recommendations should be sent in writing to the Company at its principal executive offices, to the attention of the Secretary.

Compensation of Directors

     During Fiscal 2003, each of the Company's non-employee directors earned an annual stipend of $15,000 and quarterly directors' fees of $2,000. In addition, the Company pays non-employee directors $1,200 per special Board meeting attended (i.e., non-regularly scheduled meeting) or for more than four regular board meetings per year. Committee members receive compensation of $500 per committee meeting attended. The total compensation paid to all non-employee directors during Fiscal 2003 was $96,500. The Company also may reimburse its directors for reasonable expenses incurred in connection with attending Board and committee meetings. Except as described under "Directors' Stock Options" below, the Company had no other compensation arrangements with its non-employee directors during Fiscal 2003. Employee directors are not separately compensated for their service as a director. The Company does not require its directors to attend the annual meeting of shareholders. One director attended last year's annual meeting.

Directors' Stock Options

     The Company has adopted and maintains its 1998 Non-Employee Director Stock Option Plan ("1998 Director Plan"). During Fiscal 2003, the Company did not issue any options to its non-employee directors. During Fiscal 2002, the Company issued non-qualified options for 40,000 shares of Common Stock under the 1998 Director Plan, consisting of 10,000 share options to each to the four non-employee directors (Messrs. Lerner, Squires, Novelly and Mikles). There were no directors' options exercised during Fiscal 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

     To the best of the Company's knowledge, during Fiscal 2003 all Forms 3, 4 or 5 required to be filed by directors and executive officers with the Securities & Exchange Commission were timely filed.

Code of Ethics

     The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions. The code of ethics provides written standards reasonably designed to deter wrongdoing and promote
(i) honest and ethical conduct (including handling actual or potential conflicts of interest), (ii) full, fair, accurate, timely and understandable public disclosure, (iii) compliance with applicable laws, rules and regulations, (iv) prompt reporting of code violations, and (v) accountability for adherence to the code. A copy of the code of ethics is attached as Appendix A to this proxy statement.

EXECUTIVE COMPENSATION

Compensation Tables

     The compensation paid in Fiscal 2003 to the Company's Chief Executive Officer and to each of the other executive officers of the Company and its subsidiaries whose total compensation exceeded $100,000 are as follows:

                         2003 SUMMARY COMPENSATION TABLE

                                                                                Long-Term Compensation
                                                                           --------------------------------
                                                                                   Awards           Payouts
                                                                           ----------------------- --------
                                              Annual              Other
                                           Compensation          Annual     Restricted   Options/    LTIP     All Other
                                     ------------------------    Compen-       Stock       SARs     Payout   Compensation
Name and Position              Year   Salary ($)   Bonus ($)   sation ($)     Awards      (#) (2)     ($)        ($)
------------------            ------ ------------ ----------- ------------ ------------ ---------- -------- -------------
G. Louis Graziadio III (1)    2003      159,500       -0-          -0-         -0-         -0-      -0-           524
CEO and Chairman of           2002      113,490       -0-          -0-         -0-       100,000    -0-        19,427
the Board                     2001        -0-         -0-          -0-         -0-         -0-      -0-        23,000

J. Bruce Lancaster            2003      159,500      32,500        N/A         -0-        10,000    -0-        12,903
Executive Vice President      2002      158,538       5,000        N/A         -0-         5,000    -0-         4,022
& CFO                         2001      151,038       5,000        N/A         -0-         -0-      -0-         4,333

(1) Compensation for Mr. Graziadio's services is as periodically determined by the Board's Compensation Committee. Prior to April 1, 2002, Mr. Graziadio elected not to be paid a salary for his services as Chief Executive Officer. Amounts listed as other compensation include director's fees.

(2)  All figures in this column reflect options to purchase shares of Common
     Stock.

     The Company has adopted and maintains its 1998 Incentive Stock Option Plan (the "1998 Employee Plan") under which the Company may issue qualified or non-qualified stock options to employees, consultants and other key persons. All options granted to Mr. Graziadio and Mr. Lancaster during the periods presented were granted under the 1998 Employee Plan. The Company has no stock appreciation rights ("SARs") outstanding.

     The Company has adopted and maintains its 1998 Director Plan. See "Directors' Stock Options" for additional information regarding this plan.

     The following sets forth the value of options exercised during the year and unexercised options held by the named executive officers on December 27, 2003:

                AGGREGATED OPTIONS/SAR EXERCISES IN FISCAL 2003
                      AND FISCAL YEAR-END OPTION/SAR VALUES


                                                                       Number of
                                                                      Securities
                                                                      Underlying          Value of Unexercised
                                                                      Unexercised              In-the-Money
                                                                    Options/SARs at      Options/SARs at Fiscal
                                                                  Fiscal Year End (1)        Year-End ($) (2)
                                       Shares         Value     ---------------------   -----------------------
                                    Acquired on     Realized         Exercisable/             Exercisable/
Name                                  Exercise         ($)          Unexercisable            Unexercisable
--------------------------------   -------------   ----------   ---------------------   -----------------------
G. Louis Graziadio III .........       -0-            -0-         80,000 / 50,000         $256,500 / $157,500
J. Bruce Lancaster .............       -0-            -0-         21,667 / 13,333          $49,417 / $22,833

(1)  All figures in this column reflect options to purchase shares of Common
     Stock.

(2)  Assumes a market closing price of $5.05 per share at fiscal year end.

                          STOCK OPTIONS GRANTED IN 2003
                                Individual Grants

                                                                                               Potential Realizable
                                                                                                 Value at Assumed
                                      Number of     % of Total                                     Annual Rates
                                     Securities      Options                                      of Stock Price
                                     Underlying      Granted      Exercise                       Appreciation for
                                       Options      in Fiscal      Price                       Option Term (Note 3)
                                       Granted      Year 2003       Per       Expiration    --------------------------
         Name of Optionee             (Note 1)       (Note 2)      Share         Date           5%              10%
---------------------------------   ------------   -----------   ---------   ------------   ----------      ----------
G. Louis Graziadio III ..........        -0-           -0-          N/A          N/A            N/A             N/A
J. Bruce Lancaster ..............      10,000         50%          $3.20      03/16/2013      $20,125         $51,005

------------

(1) All options were granted at fair market value as of the date of the grant. Options to Mr. Lancaster were granted under the 1998 Employee Plan and vest equally over a three year term beginning in March 2004.

(2) Options for 20,000 shares were granted during the year to certain employees and consultants. The percentage shown reflects the optionee's percentage of all options granted to employees and consultants.

(3) The dollar amounts in these columns reflect the 5% and 10% annual rates of appreciation prescribed by SEC regulation. The 5% and 10% rates of appreciation would result in per share prices of $5.21 and $8.30, respectively, over the option term for options granted to Mr. Lancaster. The Company expressly disclaims any representations as to the level of appreciation that may be realized on the Company's stock.

Employment Agreements

     The Company is a party to an Executive Severance Agreement dated July 16, 2001, with J. Bruce Lancaster, the Company's Executive Vice President. Under this agreement Mr. Lancaster is entitled to continuation of his salary and certain other benefits upon termination of his employment with the Company under certain circumstances. Mr. Lancaster will be entitled to (i) continuation of his salary and continuation of family health benefits for a period of 12 months, and
(ii) reimbursement of up to $25,000 of reasonably incurred moving expenses, if his employment is terminated involuntarily without good cause by the Company or if he voluntarily terminates his employment within 60 days after the occurrence of a salary reduction which has the effect of reducing his base compensation to a level below 80% of the highest base salary paid to him during the term of his employment. Also, if Mr. Lancaster's employment terminates concurrently with or within one year following the occurrence of a change of control of the Company and such termination is by reason of voluntary action by the Company without specific conditions of cause (e.g., his willful misconduct amounting to fraud or dishonesty which is materially injurious to the Company or willful violation of the confidentiality provisions of the agreement) or by reason of Mr. Lancaster's voluntary resignation or his death, then Mr. Lancaster will be entitled to (a) continuation of his base salary, car allowance and family health benefits for a period of 18 months, and (b) payment of $100,000 in lieu of reimbursement of reasonably anticipated moving expenses and outplacement services. As a condition to receiving any such severance payments, Mr. Lancaster would be subject to a two year restriction on his ability to solicit any customers of the Company or otherwise compete with the Company and also would be subject to a provision protecting the Company's confidential information.

Report of Compensation Committee with Respect to Executive Compensation

     The following report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any prior or future statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either such Act. The Compensation Committee administers and determines the executive compensation program. After review and approval by the Compensation Committee, all material issues relating to executive compensation are reported to the full Board of Directors for approval. Generally, the CEO makes recommendations to the Compensation Committee regarding compensation for all other executives and the Compensation Committee reviews the performance of all executive officers and makes a final determination on executive compensation for the CEO and other executive officers.

Executive Compensation Philosophy:

     The philosophy of the Compensation Committee relating to executive compensation is that the executive officers should be compensated in amounts and in a manner designed to (i) attract, motivate and retain talented executives who are capable of attaining the Company's goals in a competitive and changing environment, (ii) encourage and reward superior performance, and (iii) strengthen the relationship between executive pay and shareholder value. For certain matters, the Company periodically has retained management and benefits consultants, to provide advice on the type and amount of compensation to be paid to executive officers, directors and consultants.

Executive Officer Compensation:

     The Company's Fiscal 2003 and current total compensation programs for executive officers consist of both cash and stock-based compensation. Salary levels for Company executives are reviewed and may be adjusted annually. In determining appropriate salaries, the Compensation Committee considers the CEO's recommendations as to compensation for other officers, the scope of responsibility and individual performance for each officer, overall corporate performance, and general pay practices of industry competitors and other companies similarly situated to the Company. Evaluation of corporate performance takes into account special circumstances such as weather variations, competitive conditions and unusual events which can have a material effect on the Company's operating results compared with budgeted levels. The Compensation Committee's analysis is a subjective process that utilizes no specific weighting or formula for these factors in determining compensation. Executive compensation in the form of stock options is included under the Company's 1998 Employee Plan, as amended. Under this Plan, the number of Options granted and vesting periods are decided at the discretion of the Compensation Committee.

Chief Executive Officer Compensation:

     In determining the total compensation package for the CEO for 2003, the Compensation Committee considered all of the matters discussed above. The Compensation Committee also considered the attainment of budgeted corporate goals. From 1998 through March, 2002, Mr. Graziadio elected not to be paid a salary for his services as CEO. Beginning in April, 2002, Mr. Graziadio began drawing an executive salary of $159,500 annually. Compensation paid to Mr. Graziadio as Chief Executive Officer during Fiscal 2002 consisted of $113,490 in executive salary and $19,000 in director fees (paid during the first quarter of the year). Reimbursement of certain expenses incurred by Mr. Graziadio and a company affiliated with Mr. Graziadio in connection with the Company's business is discussed below in the section titled "Certain Relationships and Related Transactions."

     Members of the Company's Compensation Committee:

     Perry A. Lerner    Paul A. Novelly

Stock Price Performance Graph

     The following graph sets forth a comparison of the cumulative total return to stockholders on the Common Stock during the five year period ended December 27, 2003, based on the market price thereof and taking into account all stock splits in the form of stock dividends paid through Fiscal 2003, with the cumulative total return of companies on the NASDAQ Stock Market, the Russell 2000 Index and NASDAQ companies comprising SIC Codes 3420-3429 (cutlery, hand tools and general hardware).

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
        AMONG BOSS HOLDINGS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
                    THE RUSSELL 2000 INDEX AND A PEER GROUP

[THE FOLLOWING DATA WAS PRESENTED AS A LINE CHART IN THE ORIGINAL DOCUMENT]

                              12/98    12/99    12/00    12/01    12/02    12/03

BOSS HOLDINGS, INC.          100.00   236.73   114.29   111.02   249.80   334.69
NASDAQ STOCK MARKET (U.S.)   100.00   190.62   127.67    70.42    64.84    91.16
RUSSELL 2000                 100.00   121.26   117.59   120.52    95.83   141.11
PEER GROUP                   100.00   103.40    82.53    66.41    87.13   115.03


*$100 invested on 12/31/98 in stock or index -- including reinvestment of dividends. Fiscal year ending December 31.

Notes to Performance Graph:

A. Information concerning the NASDAQ, Russell 2000 and comparative industry indices were provided by Research Data Group, Inc.

B. Information concerning the Company's stock price from December 1998 to March 1999 is based on unofficial month-end pricing obtained by the Company from over-the-counter sources, including internet stock-price services. Information on stock prices after March 1999 was provided by the OTC Bulletin Board system.

C. The lines for the NASDAQ, Russell 2000 and comparative industry indices represent monthly index levels derived from compounded daily returns that include all dividends.

D. The indices are reweighted daily, using the market capitalization on the previous trading day.

E. If the monthly interval for the indices, based on the fiscal year-end, is not a trading day, the preceding trading day is used. The index levels for all series were set to $100.00 on 12/31/1998.

F.   Produced on April 5, 2004, including data to 12/31/2003.

     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will neither make nor endorse any predictions as to future stock performance.

     The Stock Price Performance Graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Act.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company reimburses or pays costs and expenses incurred by Second Southern Corp. and/or Ginarra Partners, L.L.C., companies affiliated with Mr. Graziadio, in connection with Mr. Graziadio's execution of his duties as chairman and chief executive officer of the Company. These costs include clerical and administrative support, travel and entertainment expenses, and certain direct overhead costs including, but not limited to, postage, communication charges and office supplies. Payments to such affiliates of Mr. Graziadio for such costs and expenses in fiscal years 2003, 2002 and 2001 were $146,199, $117,986 and $93,864, respectively.

     James F. Sanders, corporate secretary of the Company, provides general counsel services to the Company. During Fiscal 2003, Mr. Sanders was paid $113,920 for legal services and reimbursement of related costs and expenses. Mr. Sanders also is employed by Apex Oil Company, Inc., a company controlled by P.A. Novelly, a director of the Company.

     Richard Bern, a former president of the Company's Boss Manufacturing Company subsidiary, currently provides executive services to the Company as an operations consultant. Mr. Bern provides services in all of the Company's significant operational areas, including sales, production, distribution and purchasing, including relations with foreign vendors. During Fiscal 2003, Mr. Bern was paid $329,937 in payment for his services and reimbursement for travel expenses.

      SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

       Equity Compensation Plan Information as of the end of Fiscal 2003

                                                                                          Number of securities
                                   Number of securities to       Weighted-average       remaining available for
                                   be issued upon exercise       exercise price of       future issuance under
                                   of outstanding options,     outstanding options,     equity compensation plan
         Plan Category               warrants and rights        warrants and rights       (excludes column a)
-------------------------------   -------------------------   ----------------------   -------------------------
                                            (a)                        (b)                        (c)
                                  -------------------------   ----------------------   -------------------------
Equity Compensation Plans                 361,080                     $2.25                      46,500
approved by security holders
Equity Compensation Plans not                0                         N/A                          0
approved by security holders
Total                                     361,080                     $2.25                      46,500

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 1, 2004, certain information regarding the beneficial ownership of Common Stock by (i) each person known by the Company to be beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director; (iii) each named Executive Officer; and (iv) all directors and executive officers as a group.

                                                       Stock Beneficially Owned
                                                     -----------------------------
     Name and Address of Beneficial Owner (1)         No. of Shares     % of Class
--------------------------------------------------   ---------------   -----------
Ginarra Partners, LLC (2)                                 492,415          23.0%
2325 Palos Verdes Drive West, Suite 211
Palos Verdes Estates, CA 90274

Graziadio Family Trust u/d/t 10-13-1975 (3)               410,519          19.2%
16633 Ventura Boulevard, Suite 510
Encino, CA 91436

G. Louis Graziadio III (4)                                228,000          10.7%
2325 Palos Verdes Drive West, Suite 211
Palos Verdes Estates, CA 90274
Chairman and President

Perry A. Lerner (5)                                        97,949           4.6%
Director

Lee E. Mikles (5)                                          18,666             *
Director

Paul A. Novelly (5) (6)                                   105,949           4.9%
Director

Richard D. Squires (5)                                     97,949           4.6%
Director

J. Bruce Lancaster (7)                                     30,500           1.4%
Director and Executive Vice President

All Directors and Executive Officers as a Group         1,071,428          50.1%
(7 Persons, excludes the Graziadio Family Trust)

------------
(1) Unless otherwise noted, the Company believes all persons named in the table have sole voting and investment power with respect to shares of common stock beneficially owned by them. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial" owner of securities if he or she has or shares the power to vote or direct the voting of such securities or the power to direct the disposition of such securities. More than one person may be deemed to be a beneficial owner of the same securities. Percent of class owned is based on the number of shares outstanding plus options exercisable by the named beneficial owners.

(2) Mr. Graziadio has sole voting and investment power over these shares in his capacity as chief executive officer of Second Southern Corp., which is the manager of Ginarra Partners, LLC. Mr. Graziadio disclaims any pecuniary interest or beneficial ownership of the shares owned by Ginarra Partners LLC.

(3) Shares are owned by the Graziadio Family Trust, a trust established by Mr. Graziadio, but as to which he is neither a trustee nor a beneficiary. Mr. Graziadio disclaims beneficial ownership of all shares owned by the Graziadio Family Trust.

(4) Includes 30,000 shares subject to options granted under the Company's 1998 Director Plan and 75,000 shares subject to options granted under the Company's 1998 Employee Plan. Does not include 492,415 shares held by Ginarra Partners, LLC, as to which Mr. Graziadio has sole voting and investment power by virtue of being the chief executive officer of the manager of Ginarra Partners. Does not include 410,519 shares which are owned by the Graziadio Family Trust, a trust established by Mr. Graziadio, but as to which he is neither a trustee nor a beneficiary. Mr. Graziadio disclaims beneficial ownership of all shares owned by the Graziadio Family Trust and Ginarra Partners.

(5) Includes 18,666 shares subject to options granted under the Company's 1998 Director Plan.

(6) Includes 87,283 shares (4.1% of shares), which are owned by St. Albans Global Management LLLP, a U.S. Virgin Islands limited liability limited partnership, as to which Mr. Novelly is the chief executive officer of the general partner. Mr. Novelly disclaims beneficial ownership of the shares owned by St. Albans Global Management LLLP.

(7) Includes 25,000 shares subject to options granted under the Company's 1998 Employee Plan.

*    Number of shares owned is less than 1% of shares outstanding.


                                 PROPOSAL NO. 2
                                 --------------

       ADOPTION OF THE COMPANY'S 2004 STOCK INCENTIVE PLAN FOR EMPLOYEES,
      DIRECTORS AND CONSULTANTS AND TO RESERVE 150,000 SHARES FOR ISSUANCE
                                 UNDER THE PLAN

     The Compensation Committee of the Board of Directors has approved the implementation of a new equity-based incentive plan for the Company's employees, officers, consultants and directors. The Compensation Committee believes the new plan will closely link executive and shareholder interests while rewarding Company personnel for long-term Company performance. If approved by the shareholders, the Company's new equity-based incentive program will allow for issuance within the same program of some or all of the following: stock options or stock appreciation rights to align the interests of executives with shareholders, performance-based stock awards or cash awards to drive sustained Company performance, and restricted stock units to encourage retention of key executives. The Compensation Committee will continue to target equity-based awards to keep the Company competitive for comparable positions in the marketplace.

     The Board is seeking shareholder approval for the Company's 2004 Stock Incentive Plan ("2004 Plan") that is set forth in detail in Appendix B. Previously, the Company's long-term incentive compensation consisted solely of stock options under either the 1998 Employee Plan or the 1998 Director Plan. If the 2004 Plan is approved, future equity compensation awards may be in the form of stock options, performance-based awards, stock appreciation rights and/or restricted stock units. The purpose of these changes is to provide more flexibility in matching executive and shareholder interests, while at the same time rewarding eligible recipients for sustained long-term performance. The 2004 Plan will enhance the Company's ability to attract and retain outstanding individuals at all levels of its organization.

     As of April 1, 2004, there was an aggregate of only 26,500 shares available for grant under the Company's existing 1998 stock option plans. Under the proposed 2004 Plan, 150,000 additional shares of Common Stock will be available for issuance, subject to adjustment for stock splits and other events as set forth in the plan. Under the 2004 Plan, awards to officers, directors, employees and/or consultants will be made by the Compensation Committee under the same plan. The Company currently has approximately 125 employees (including executive officers) and 4 non-employee directors. Consultants can receive awards under the 2004 Plan only if approved by the Compensation Committee on a case-by-case basis. All awards are made on a discretionary basis.

     The 2004 Plan is being presented for shareholder approval in compliance with SEC regulations. If shareholders do not approve the 2004 Plan, it will not be adopted and no grants will be made under it. In either case, the Company's existing stock option plans will remain in effect.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ADOPTING THE COMPANY'S 2004 STOCK INCENTIVE PLAN.

                                 PROPOSAL NO. 3
                                 --------------

      APPOINTMENT OF McGLADREY & PULLEN, LLP AS THE COMPANY'S INDEPENDENT
             AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 25, 2004

     The firm of McGladrey & Pullen, LLP, Certified Public Accountants ("McGladrey"), served as the independent auditors of the Company's year-end financial statements for Fiscal 2003, and the Board of Directors recommends the appointment of McGladrey as the Company's independent auditors for the fiscal year ending December 25, 2004. The Board of Directors recommends a vote in favor of the proposal to ratify this selection, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal. If the stockholders do not approve this selection, the Board will consider other firms for this engagement. The Company has not yet formally engaged McGladrey for these services and the actual engagement will be dependent upon reaching a satisfactory agreement with the accounting firm on all terms, including the fees to be charged. The Audit Committee of the Board has determined that the provision of non-audit services to the Company by McGladrey is compatible with maintaining their independence as the Company's principal accountants.

     On September 2, 2003 the Audit Committee of the Board engaged McGladrey as its independent accountants and dismissed Grant Thornton LLP ("Grant Thornton") as its independent accountants. The reports of Grant Thornton on the Company's consolidated financial statements for the years ended December 28, 2002 and December 29, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for the two most recent fiscal years and through September 2, 2003, (i) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference thereto in their reports on the Company's consolidated financial statements for such years, and
(ii) no other reportable event occurred of the type described in Item 304(a)(1)(v) of SEC Regulation S-K.

     During the Company's fiscal years ended December 28, 2002, and December 29, 2001, respectively, and during the subsequent interim period preceding the dismissal of Grant Thornton, the Company did not consult with McGladrey regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements. Grant Thornton furnished a letter addressed to the SEC stating that it agreed with the above statements made by the Company.

     The Audit Committee approves the engagement of the Company's independent auditors prior to their rendering of audit or non-audit services and sets their compensation. Pursuant to SEC regulations, the Audit Committee approves all fees payable to the independent auditors for all routine and non-routine services provided. The Audit Committee considers and approves the budget for the annual audit and financial statement review services on a fixed fee basis prior to initiation of the work. Non-routine services in the ordinary course of business which are not prohibited under SEC regulation, such as tax planning, tax compliance and other services, generally are pre-approved on a case-by-case basis; provided, however, that such services may be performed during fiscal year 2004 without the committee's pre-approval in an amount not to exceed $25,000 in the aggregate, so long as the Audit Committee is informed of and reviews each such service.

     Audit Fees: During Fiscal 2003 the Company incurred fees of $78,000 for audit and financial statement review services from McGladrey and $16,000 for financial statement review services to Grant Thornton for the period prior to the Company's engagement of McGladrey in September, 2003. During Fiscal 2002, the Company incurred fees of $113,000 for audit and financial statement review services from Grant Thornton.

     Audit Related Fees: During Fiscal 2003 the Company incurred fees of $1,000 for audit related services from McGladrey, and fees of $7,000 for such services from Grant Thornton. During Fiscal 2002, the Company incurred fees of $4,000 for audit related services from Grant Thornton.

     Tax Fees: During Fiscal 2003 the Company incurred fees of $1,000 for tax compliance, tax advice and tax planning, from McGladrey, and fees of $17,000 to Grant Thornton for such services. During Fiscal 2002 the Company incurred fees of $29,000 for tax compliance, tax advice and tax planning, from Grant Thornton.

     All Other Fees: The Company incurred no fees for other services from McGladrey or Grant Thornton during Fiscal 2003 or 2002.

     The Company has been advised by McGladrey & Pullen, LLP that they will not have a representative present at the Meeting and therefore will not be available to respond to shareholder questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF McGLADREY & PULLEN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 25, 2004.

                             AUDIT COMMITTEE REPORT

     The audit committee of the Board of Directors ("Audit Committee") has reviewed and discussed the audited financial statements with management and with the Company's independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence. Based on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for Fiscal 2003 for filing with the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee. The members of the Audit Committee all are "independent" of the Company under the rules and regulations of the NASDAQ Stock Market.

     Audit Committee Members: Lee E. Mikles Richard D. Squires Perry A. Lerner

                 STOCKHOLDER COMMUNICATION AND PROXY PROPOSALS

     Proposals of stockholders intended to be presented at the Company's 2005 Annual Meeting must be received in writing by the Company at its principal executive offices no later than December 29, 2004 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting. Other communications by shareholders intended for the Board of Directors or any particular Board members should be sent in writing to the Company's principal executive offices to the attention of the corporate secretary. The corporate secretary will distribute such communications directly to Board members.

                                    FORM 10-K

     THE COMPANY, UPON WRITTEN REQUEST, WILL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 27, 2003. REQUESTS SHOULD BE DIRECTED TO:

                                 Bruce Lancaster
                            Executive Vice President
                               Boss Holdings, Inc.
                               221 W. First Street
                                Kewanee, IL 61443

                                 OTHER BUSINESS

     The Board does not intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ James F. Sanders

                                     James F. Sanders,
                                     Corporate Secretary

Dated: May 3, 2004

                                   APPENDIX A

          CODE OF ETHICS FOR SENIOR EXECUTIVE AND FINANCIAL OFFICERS

Boss Holdings, Inc. ("Company") has adopted the following code of ethics applicable to its Chief Executive Officer ("CEO") and senior financial officers, including its principal financial officer and principal accounting officer or controller.

1. The CEO and senior financial officers shall engage in and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

2. The CEO and senior financial officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company with the SEC and other public communications.

3. The CEO and each senior financial officer promptly shall bring to the attention of the Audit Committee of the Board of Directors or the full Board any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

4. The CEO and each senior financial officer promptly shall bring to the attention of the Company's General Counsel or the CEO and the Audit Committee any information he or she may have concerning evidence of a material violation of the securities laws or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent or representative thereof, or any violation of this Code of Ethics.

5. The CEO and senior financial officers shall take all reasonable measures to protect the confidentiality of non-public information about the Company or its subsidiaries and their customers obtained or created in connection with their activities and to prevent the unauthorized disclosure of such information unless required by applicable law or regulation or legal or regulatory process.

6. No person shall take any action, directly or indirectly, to fraudulently influence, coerce, manipulate or mislead the Company or its independent public auditors for the purpose of rendering the Company's financial statements misleading.

7. All persons subject to this code of ethics will be held accountable for adherence to its terms. Failure to observe the terms of this code of ethics may result in disciplinary action, up to and including termination of employment. Violations of this code of ethics also may constitute violations of law and may result in civil and criminal penalties.

8. This code of ethics is reasonably designed to deter wrongdoing and promote adherence to its terms. In determining what action is appropriate regarding any violation of this code of ethics, the Company's Board of Directors or their designee may take into account all relevant circumstances and information, including the nature and severity of the violation, whether it is a single or repeated occurrence, whether the violation is intentional or inadvertent and whether the individual in question was advised prior to the violation as to the proper course of action.

                                   APPENDIX B

                 BOSS HOLDINGS, INC. 2004 STOCK INCENTIVE PLAN

1.   Purposes of the Plan.

The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term employment with or engagement by the Company is considered essential to the Company's continued progress and, thereby, encourage recipients to act in the shareowner's interest and share in the Company's success.

2.   Definitions.

As used herein, the following definitions shall apply:

     (a) "Administrator" means the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

     (b) "Affiliate" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

     (c) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

     (d) "Award" means a Cash Award, Stock Award, Option or Stock Appreciation Right granted in accordance with the terms of the Plan.

     (e) "Awardee" means an Employee, Consultant or Director of the Company or any Affiliate who has been granted an Award under the Plan.

     (f) "Award Agreement" means a Cash Award Agreement, Stock Award Agreement, Option Agreement or Stock Appreciation Right Agreement which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

     (g)  "Board" means the Board of Directors of the Company.

     (h) "Cash Award" means a bonus opportunity awarded under Section 12 pursuant to which a Participant may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the "Cash Award Agreement").

     (i) "Change in Control" means any of the following, unless the Administrator provides otherwise:

          i. a transaction (or series of transactions occurring within a 60-day period or pursuant to a plan approved by the Board or shareholders of the Company) occurs that has the result that stockholders of the Company immediately before such transaction cease to own directly or indirectly at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

          ii. the sale or other disposition of all or substantially all of the assets of the Company, but excluding any such sale or disposition after which: (a) the shareholders of the Company immediately prior to such transaction continue to own at least 51% of the voting stock of the entities that acquired 50% or more in value of the assets of the Company so sold or conveyed; and (b) the acquiring entity agrees to assume the obligations of the Company under this Plan;

          iii. the acquisition of beneficial ownership of a controlling interest in (including, without limitation, power to vote) the outstanding shares of Common Stock by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Exchange Act, but excluding any person, entity or group which consists of or is controlled by G. Louis Graziadio III, Ginarra Partners, LLC and/or Graziadio Family Trust or their affiliates);

          iv. the occurrence of a merger, consolidation or other reorganization of the Company under the terms of which the surviving entity does not assume the obligations of the Company under the Plan;

          v.    the dissolution or liquidation of the Company;

          vi. a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board; or

          vii. any other event specified by the Board or a Committee, regardless of whether at the time an Award is granted or thereafter.

     (j) "Code" means the United States Internal Revenue Code of 1986, as amended.

     (k) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan or the Compensation Committee of the Board.

     (l)  "Common Stock" means the common stock of the Company.

     (m) "Company" means Boss Holdings Inc., a Delaware corporation, or its successor.

     (n) "Consultant" means any person engaged by the Company or any Affiliate to render services to such entity as an advisor or consultant.

     (o) "Conversion Award" has the meaning set forth in Section 4(b)(xii) of the Plan.

     (p)  "Director" means a member of the Board.

     (q) "Employee" means a regular, active employee of the Company or any Affiliate, including an Officer and/ or Director. The Chairman of the Board also qualifies as an "Employee." Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual's status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee's status from an employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate an employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

     (r) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     (s) "Fair Market Value" means, unless the Administrator determines otherwise, as of any date, the average of the highest and lowest quoted sales prices for such Common Stock as of such date (or if no sales were reported on such date, the average on the last preceding day on which a sale was made), as reported in such source as the Administrator shall determine.

     (t) "Grant Date" means the date upon which an Award is granted to an Awardee pursuant to this Plan.

     (u) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (v) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (w) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (x) "Option" means a right granted under Section 8 of the Plan to purchase a number of Shares or Stock Units at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the "Option Agreement"). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

     (y) "Participant" means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

     (z)  "Plan" means this 2004 Stock Incentive Plan.

     (aa) "Qualifying Performance Criteria" shall have the meaning set forth in
          Section 14(b) of the Plan.

     (bb) "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

     (cc) "Stock Appreciation Right" (or "SAR") means a right, granted in conjunction with a Stock Option, to surrender the Stock Option and receive the appreciation in value of the optioned shares over the option price.

     (dd) "Stock Award" means an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the "Stock Award Agreement").

     (ee) "Stock Unit" means a bookkeeping entry representing an amount equivalent to the fair market value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

     (ff) "Subsidiary" means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

     (gg) "Termination of Employment" shall mean ceasing to be an Employee, Consultant or Director. However, for Incentive Stock Option purposes, Termination of Employment will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

     (hh) "Total and Permanent Disability" shall have the meaning set forth in
          Section 22(e)(3) of the Code.

3.   Stock Subject to the Plan.

     (a) Aggregate Limits. Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares subject to Awards granted under the Plan is 150,000 Shares. Shares subject to Awards that are cancelled, expire or are forfeited shall be available for re-grant under the Plan. Shares issued in accordance with Section 13(d) in settlement of a stock appreciation right shall count against authorized shares, but only to the extent of the shares issued, not to the extent of the number of underlying stock appreciation rights. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

     (b)  Code Section 162(m) and 422 Limits. Subject to the provisions of
          Section 15 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 50,000, except that in connection with his or her initial service, an Awardee may be granted Awards covering up to an additional 25,000 Shares. Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan is 150,000 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under
          Section 15(a) of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as performance based compensation under Code Section 162(m) or the ability to grant or the qualification of Incentive Stock Options under the Plan.

     (c) Stock Award Limitation. Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares that may be granted subject to Stock Awards made under the Plan is 150,000 Shares.

     (d) Discounted Options Limitation. The maximum aggregate number of Shares underlying Non-Statutory Stock Options with an exercise price of less than Fair Market Value on the Grant Date that may be granted under
          Section 8(b)(ii) of the Plan is 150,000 Shares, subject to the provisions of Section 15 of the Plan.

4.   Administration Of The Plan.

     (a)  Procedure.

          i. Multiple Administrative Bodies.The Plan shall be administered by the Board, a Committee and/or their delegates.

          ii. Section 162. To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, Awards to "covered employees" within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be "covered employees" in the future shall be made by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          iii. Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more "non-employee directors" within the meaning of Rule 16b-3.

          iv. Other Administration. The Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, "covered employees" under
                Section 162(m) of the Code.

          v. Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

     (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

          i. to select the Employees, Consultants and/or Directors of the Company or its Affiliates to whom Awards are to be granted hereunder;

          ii. to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          iii. to determine the type of Award to be granted to the selected Awardees;

          iv.   to approve forms of Award Agreements for use under the Plan;

          v. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, acceptable forms of consideration, term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

          vi.   to correct administrative errors;

          vii. to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

          viii. to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

          ix. to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

          x. to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 16 of the Plan and may not impair any outstanding Award unless agreed to in writing by the Participant;

          xi. to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonstatutory Stock Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

          xii. to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by employees or service providers of an entity acquired by the Company (the "Conversion Awards"). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity, the Conversion Awards shall be Nonstatutory Stock Options. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

          xiii. to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

          xiv. to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

          xv. to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

          xvi. to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

     (c) Effect of Administrator's Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5.   Eligibility.

Awards may be granted only to Employees, Consultants or Directors of the Company or any of its Affiliates.

6.   Term of Plan.

The Plan shall become effective upon its approval by shareowners of the Company. It shall continue in effect for a term of ten (10) years from the later of the date the Plan or any amendment to add shares to the Plan is approved by shareowners of the Company unless terminated earlier under Section 16 of the Plan.

7.   Term of Award.

The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided that the term may be ten and one-half (10-1/2) years in the case of Options granted to Employees in certain jurisdictions outside the United States as determined by the Administrator.

8.   Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the Awardee or within the control of others.

     (a) Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

     (b) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

          i. In the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

          ii. In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 75% of the Fair Market Value per Share on the Grant Date. However, in the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

          iii. Notwithstanding the foregoing, at the Administrator's discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/ or conversion.

     (c) No Option Repricings. Other than in connection with a change in the Company's capitalization (as described in Section 15(a) of the Plan), the exercise price of an Option may not be reduced without shareowner approval.

     (d) Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option's term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued employment, the passage of time and/ or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Option.

     (e) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

          i.    cash;

          ii.   check or wire transfer (denominated in U.S. Dollars);

          iii. subject to any conditions or limitations established by the Administrator, other Shares which (A) in the case of Shares acquired upon the exercise of an Option, have been owned by the Participant for more than six months on the date of surrender and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          iv. consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;

          v. such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

          vi.   any combination of the foregoing methods of payment.

9.   Incentive Stock Option Limitations/Terms.

     (a) Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

     (b) $100,000 Limitation. Notwithstanding the designation "Incentive Stock Option" in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

     (c)  Effect of Termination of Employment on Incentive Stock Options.

          i. Generally. Unless otherwise provided for by the Administrator, upon an Awardee's Termination of Employment other than as a result of circumstances described in Sections 9(c)(ii), (iii) and (iv) below, any outstanding Incentive Stock Option granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate 90 days following the Awardee's Termination of Employment.

          ii. Disability or Retirement of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee's Termination of Employment as a result of the Awardee's disability or retirement due to age in accordance with the Company's or its Subsidiaries' policies, all outstanding Incentive Stock Options granted to such Awardee shall immediately become fully vested and exercisable and the Participant may exercise such Option until
                (A) one (1) year following Awardee's Total and Permanent Disability or (B) three (3) months after Awardee's disability (other than a Total and Permanent Disability) or retirement; provided, however, that in no event shall an Incentive Stock Option be exercisable after the expiration of the term of such Option. If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

          iii. Death of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee's Termination of Employment as a result of the Awardee's death, all outstanding Incentive Stock Options granted to such Awardee shall immediately become fully vested and exercisable and the Participant may exercise such Option until the earlier of (A) one (1) year following the Awardee's death or (B) the expiration of the term of such Option. If an Incentive Stock Option is held by the Awardee when he or she dies, the Incentive Stock Option may be exercised by the beneficiary designated by the Awardee (as provided in Section 17 of the Plan), the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to exercise the Incentive Stock Option under the Awardee's will or the laws of descent or distribution. If the Incentive Stock Option is not so exercised within the time specified, such Option (to the extent not exercised) shall automatically terminate.

          iv. Voluntary Severance Incentive Program. Upon an Awardee's Termination of Employment as a result of participation in a voluntary severance incentive program specifically declared by the Company or a Subsidiary and approved by the Board or a Committee, unless provided otherwise pursuant to the terms of such voluntary severance incentive program, all outstanding Incentive Stock Options granted to the Awardee shall immediately become fully vested and exercisable and the Participant may exercise such Option until the earlier of (A) three (3) months following the Awardee's Termination of Employment or (B) the expiration of the term of such Option. If, after Awardee's Termination of Employment, the Participant does not exercise his or her Incentive Stock Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

          v. Divestiture. If an Awardee will cease to be an Employee because of a divestiture by the Company, prior to such Termination of Employment, the Administrator may, in its sole discretion, make some or all of the outstanding Incentive Stock Options granted to the Awardee become fully vested and exercisable and provide that such Options remain exercisable for a period of time (which shall not be more than three (3) months) to be determined by the Administrator. The determination of whether a divestiture will occur shall be made by the Administrator in its sole discretion. If, after the close of the divestiture, the Participant does not exercise the Incentive Stock Option within the time specified, such Option (to the extent not exercised) shall automatically terminate.

          vi. Work Force Restructuring or Similar Program. If an Awardee will cease to be an Employee because of a work force restructuring or similar program, prior to such Termination of Employment, the Administrator may, in its sole discretion, make some or all of the outstanding Incentive Stock Options granted to the Awardee become fully vested and exercisable and provide that such Options remain exercisable for a period of time (which shall not be more than three (3) months) to be determined by the Administrator. The determination of whether a work force restructuring will occur shall be made by the Administrator in its sole discretion. If, after Awardee's Termination of Employment, the Participant does not exercise his or her Incentive Stock Option within the time specified therein, such Option (to the extent not exercised) shall automatically terminate.

     (d) Leave of Absence. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary is not so guaranteed, an Awardee's employment with the Company shall be deemed terminated on the ninety-first (91st) day of such leave for Incentive Stock Option purposes and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three month period following the date the employment relationship is deemed terminated.

     (e) Transferability. The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

     (f) Exercise Price. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with
          Section 8(b)(i) of the Plan.

     (g) Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

10.  Exercise of Option.

     (a)  Procedure for Exercise; Rights as a Shareowner.

          i. Any Option granted shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement. Unless the Administrator provides otherwise:
                (A) no Option may be exercised during any leave of absence other than an approved personal or medical leave with an employment guarantee upon return, and (B) an Option shall continue to vest during any authorized leave of absence and such Option may be exercised to the extent vested and exercisable upon the Awardee's return to active employment status.

          ii.   An Option shall be deemed exercised when the Company receives
                (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes.

          iii. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareowner shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

          iv. The Company shall issue (or cause to be issued) such Shares as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

          v. As a condition to the exercise of an Option, the Company may require the person exercising the Option to represent and warrant at the time of exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute the acquired Shares if, in the opinion of counsel to the Company, such a representation is required by the provisions of Applicable Law.

     (b)  Effect of Termination of Employment on Nonstatutory Stock Options.

          i. Generally. Unless otherwise provided for by the Administrator, upon an Awardee's Termination of Employment other than as a result of circumstances described in Sections 10(b)(ii), (iii) and (iv) below, any outstanding Nonstatutory Stock Option granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate 90 days following the Awardee's Termination of Employment.

          ii. Disability or Retirement of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee's Termination of Employment as a result of the Awardee's disability or retirement due to age in accordance with the Company's or its Affiliate's policies, all outstanding Nonstatutory Stock Options granted to such Awardee shall immediately become fully vested and exercisable and the Participant may exercise such Option until the earlier of (A) one (1) year following Awardee's disability or retirement or (B) the expiration of the term of such Option. If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

          iii. Death of Awardee. Unless otherwise provided for by the Administrator, upon an Awardee's Termination of Employment as a result of the Awardee's death, all outstanding Nonstatutory Stock Options granted to such Awardee shall immediately become fully vested and exercisable and the Participant may exercise such Option until the earlier of (A) one (1) year following the Awardee's death or (B) the expiration of the term of such Option. If a Nonstatutory Stock Option is held by the Awardee when he or she dies, such Option may be exercised by the beneficiary designated by the Awardee (as provided in Section 17 of the Plan), the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to exercise the Nonstatutory Stock Option under the Awardee's will or the laws of descent or distribution. If the Nonstatutory Stock Option is not so exercised within the time specified, such Option (to the extent not exercised) shall automatically terminate.

          iv. Voluntary Severance Incentive Program. Upon an Awardee's Termination of Employment as a result of participation in a voluntary severance incentive program specifically declared by the Company or an Affiliate and approved by the Board or a Committee, unless provided otherwise pursuant to the terms of such voluntary severance incentive program, all outstanding Nonstatutory Stock Options granted to such Awardee shall immediately become fully vested and exercisable and the Participant may exercise such Option until the earlier of (A) three (3) months following the Awardee's Termination of Employment (or such other period of time as provided for by the Administrator) or (B) the expiration of the term of such Option. If, after Awardee's Termination of Employment, the Participant does not exercise his or her Nonstatutory Stock Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

          v. Divestiture. If an Awardee will cease to be an Employee, Consultant or Director because of a divestiture by the Company, prior to such Termination of Employment, the Administrator may, in its sole discretion, make some or all of the outstanding Nonstatutory Stock Options granted to the Awardee become fully vested and exercisable and provide that such Options remain exercisable for a period of time to be determined by the Administrator. The determination of whether a divestiture will occur shall be made by the Administrator in its sole discretion. If, after the close of the divestiture, the Participant does not exercise the Nonstatutory Stock Option within the time specified therein, such Option (to the extent not exercised) shall automatically terminate.

          vi. Work Force Restructuring or Similar Program. If an Awardee will cease to be an Employee or Consultant because of a work force restructuring or similar program, prior to such Termination of Employment, the Administrator may, in its sole discretion, make some or all of the outstanding Nonstatutory Options granted to the Awardee become fully vested and exercisable and provide that such Options remain exercisable for a period of time to be determined by the Administrator. The determination of whether a work force restructuring will occur shall be made by the Administrator in its sole discretion. If, after Awardee's Termination of Employment, the Participant does not exercise his or her Nonstatutory Stock Option within the time specified therein, such Option (to the extent not exercised) shall automatically terminate.

11.  Stock Awards.

     (a) Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares,
          (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator,
          (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

     (b) Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than ninety (90) days after the commencement of the period of service to which the performance goals relate, provided that the outcome is substantially uncertain at that time.

     (c) Forfeiture. Unless otherwise provided for by the Administrator, upon the Awardee's Termination of Employment (other than as provided below in Sections 11(d), (e) and (f)), the unvested portion(s) of the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any unvested Shares, the Company shall have a right to repurchase the unvested Shares at the original price paid by the Participant.

     (d) Disability or Retirement of Awardee. Unless otherwise provided for by the Administrator, if an Awardee's Termination of Employment is due to the Awardee's disability or retirement due to age in accordance with the Company's or its Affiliate's policies, all outstanding Stock Awards granted to such Awardee shall continue to vest, provided the following conditions are met:

          i. The Awardee shall not render services for any organization or engage directly or indirectly in any business which, in the opinion of the Administrator, competes with, or is in conflict with the interest of, the Company. The Awardee shall be free, however, to purchase as an investment or otherwise stock or other securities of such organizations as long as they are public reporting companies listed upon a recognized securities exchange or traded over-the-counter, and as long as such investment does not represent a greater than 5% interest in the particular organization. For the purposes of this subsection, a company (other than an Affiliate) which is engaged in the business of producing, leasing or selling products or providing services of the type now or at any time hereafter made or provided by the Company or any of its Affiliates shall be deemed to compete with the Company;

          ii. The Awardee shall not, without prior written authorization from the Company, use in other than the business of the Company or any of its Affiliates, any confidential information or material relating to the business of the Company or its Affiliates, either during or after employment with the Company or any of its Affiliates; and

          iii. The Awardee shall disclose promptly and assign to the Company or one of its Affiliates, as appropriate, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Awardee during employment by the Company or any of its Affiliates, relating in any manner to the actual or anticipated business, research or development work of the Company or any of its Affiliates and shall do anything reasonably necessary to enable the Company or one of its Affiliates, as appropriate, to secure a patent where appropriate in the United States and in foreign countries.

     (e) Death of Awardee. Unless otherwise provided for by the Administrator, if an Awardee's Termination of Employment is due to his or her death, a portion of each outstanding Stock Award granted to such Awardee shall immediately vest and all forfeiture provisions and repurchase rights shall lapse as to a prorated number of shares determined by dividing the number of whole months since the Grant Date by the number of whole months between the Grant Date and the date that the Stock Award would have fully vested (as provided for in the Stock Award Agreement). The vested portion of the Stock Award shall be delivered to the Participant (if no longer held by the Awardee), the beneficiary designated by the Awardee (as provided in Section 17 of the Plan), the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to receive the vested Stock Award under the Awardee's will or the laws of descent or distribution.

     (f) Voluntary Severance Incentive Program. Upon an Awardee's Termination of Employment as a result of participation in a voluntary severance incentive program specifically declared by the Company or an Affiliate and approved by the Board of Directors, then unless provided otherwise pursuant to the terms of such voluntary severance incentive program, a portion of each outstanding Stock Award granted to such Awardee shall immediately vest and all forfeiture provisions and repurchase rights shall lapse as to a prorated number of shares determined by dividing the number of whole months since the Grant Date by the number of whole months between the Grant Date and the date that the Stock Award would have fully vested (as provided for in the Stock Award Agreement).

     (g) Divestiture. If an Awardee will cease to be an Employee, Consultant or Director because of a divestiture by the Company, prior to such Termination of Employment, the Administrator may, in its sole discretion, accelerate the vesting of a portion of any outstanding Stock Award granted to such Awardee and provide that all forfeiture provisions and repurchase rights shall lapse as to a prorated number of shares determined by dividing the number of whole months since the Grant Date by the number of whole months between the Grant Date and the date that the Stock Award would have fully vested (as provided for in the Stock Award Agreement). The determination of whether a divestiture will occur shall be made by the Administrator in its sole discretion.

     (h) Work Force Restructuring or Similar Program. If an Awardee will cease to be an Employee or Consultant because of a work force restructuring by the Company, prior to such Termination of Employment, the Administrator may, in its sole discretion, accelerate the vesting of a portion of any outstanding Stock Award granted to such Awardee and provide that all forfeiture provisions and repurchase rights shall lapse as to a prorated number of shares determined by dividing the number of whole months since the Grant Date by the number of whole months between the Grant Date and the date that the Stock Award would have fully vested (as provided for in the Stock Award Agreement). The determination of whether a work force restructuring will occur shall be made by the Administrator in its sole discretion.

     (i) Rights as a Shareowner. Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a shareowner and shall be a shareowner only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall be entitled to receive dividend payments as if he or she was an actual shareowner.

12.  Cash Awards.

Each Cash Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one
(1) year.

     (a) Cash Award. Each Cash Award shall contain provisions regarding (i) the target and maximum amount payable to the Participant as a Cash Award,
          (ii) the performance criteria and level of achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, and
          (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable.

     (b) Performance Criteria. The Administrator shall establish the performance criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance and/or personal performance evaluations. The Administrator may specify the percentage of the target Cash Award that is intended to satisfy the requirements for "performance-based compensation" under
          Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than 90 days after the commencement of the period of service to which the performance goals relate, provided that the outcome is substantially uncertain at that time.

     (c) Timing and Form of Payment. The Administrator shall determine the timing of payment of any Cash Award. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit an Awardee to elect for the payment of any Cash Award to be deferred to a specified date or event. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

     (d) Termination of Employment. The Administrator shall have the discretion to determine the effect a Termination of Employment due to (i) disability, (ii) retirement, (iii) death, (iv) participation in a voluntary severance program, (v) participation in a work force restructuring or
          (vi) otherwise, shall have on any Cash Award.

13.  Stock Appreciation Rights.

The Administrator may grant Stock Appreciation Rights either alone, or in conjunction with other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Administrator shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Shares issuable upon exercise thereof, as the Administrator, in its discretion, shall establish:

     (a) The Administrator shall determine the number of Shares to be subject to each Award of Stock Appreciation Rights. The number of Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Administrator, to the extent that Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Shares, other securities or property or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

     (b) The Award of Stock Appreciation Rights shall not be exercisable for at least six months after the date of grant except as the Committee may otherwise determine in the event of death, disability, retirement or voluntary severance of the Awardee or upon the occurrence of a Change of Control.

     (c)  The Award of Stock Appreciation Rights shall not be exercisable:

          (i) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

          (ii) unless the person exercising the Award of Stock Appreciation Rights has been at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, except that

                (A) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of employment with another firm or company at the Company's request or with which the Company is affiliated or related, the Awardee may, during such period of related employment, exercise the Award of Stock Appreciation Rights as if the Awardee continued direct employment with or performance of services for the Company; or

                (B) the Administrator shall establish, in its discretion, the extent to which a person may continue to exercise an Award of Stock Appreciation Rights, which has not expired and has not been fully exercised, in the event the Awardee terminates employment or the performance of services by reason of death, disability, retirement or voluntary severance of the Awardee or upon the occurrence of a Change of Control; provided, that in the event of death, the Administrator may provide the Awardee's executors, heirs or distributors a minimum period to exercise an Award of Stock Appreciation Rights with respect to any Shares as to which the decedent could have exercised the Award of Stock Appreciation Rights, or such greater amount as the Administrator may determine, which period may extend beyond the original expiration date of the underlying Option.

     (d) An Award of Stock Appreciation Rights shall entitle the holder (or any person entitled to act under the provisions of the Plan) to exercise such Award or to surrender unexercised the Option (or other Award) to which the Stock Appreciation Right is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefore, without payment to the Company, that number of Shares having an aggregate value equal to (or, in the discretion of the Administrator, less than) the excess of the fair market value of one Share, at the time of such exercise, over the exercise price

          (or option issuance price), as the case may be) per share, times the number of shares subject to the Award or portion thereof, which is so exercised or surrendered, as the case may be. The Administrator shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or other securities or property, or other forms of payment, or any combination thereof, as determined by the Administrator, equal to the aggregate value of the Shares it would otherwise be obligated to deliver. Any such election by the Administrator shall be made as soon as practicable after the receipt by the Administrator of written notice of the exercise of the Stock Appreciation Right. The value of a Share, other securities or property, or other forms of payment determined by the Administrator for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Administrator, in its discretion, determines otherwise.

     (e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option (or other Award), or such other date as specified by the Administrator, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subparagraph 13(d) hereof.

     (f) No fractional shares may be delivered under this Paragraph 13, but in lieu thereof a cash or other adjustment shall be made as determined by the Administrator in its discretion.

14.  Other Provisions Applicable to Awards.

     (a) Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution. The Administrator may make an Award transferable to an Awardee's family member or any other person or entity. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

     (b) Qualifying Performance Criteria. For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average shareowners' equity; (vii) total shareowner return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue; (xii) income or net income; (xiii) operating income or net operating income; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) overhead or other expense reduction; (xix) growth in shareowner value relative to the moving average of the S&P 500 Index or a peer group index; (xx) strategic plan development and implementation; and (xxi) any other similar criteria. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements;
          (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareowners for the applicable year.

     (c) Certification. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

     (d) Discretionary Adjustments Pursuant to Section 162(m). Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to "covered employees" within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

15.  Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset
     Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareowners of the Company, (i) the number and kind of Shares covered by each outstanding Award, (ii) the price per Share subject to each such outstanding Award and (iii) the Share limitations set forth in
          Section 3 of the Plan, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option to be fully vested and exercisable until ten (10) days prior to such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

     (c) Change in Control. In the event there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any restrictions on Cash Awards or Stock Awards; and (iii) provide for the cancellation of Awards for a cash payment to the Participant.

16.  Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the shareowners of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the shareowners of the Company, no such amendment shall be made that would:

          i. materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 15 of the Plan;

          ii. reduce the minimum exercise price for Options granted under the Plan;

          iii.  reduce the exercise price of outstanding Options; or

          iv. change the class of persons eligible to receive Awards under the Plan.

     (b) Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

     (c) Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareowners of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17.  Designation of Beneficiary.

     (a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with Boss Holdings, Inc., or any Subsidiary, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

     (b) Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

18.  No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19.  Legal Compliance.

Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

20.  Inability to Obtain Authority.

To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.  Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.  Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

23.  Governing Law; Interpretation of Plan and Awards.

     (a) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.

     (b) In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

     (c) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

     (d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

     (e) All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator's decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator's decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

     (f) Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. The arbitrator shall be selected from amongst those members of the Board who are neither Administrators nor Employees. If there are no such members of the Board, the arbitrator shall be selected by the Board. Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive. The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

24.  Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

     (a) The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

     (b) Tax Consequences. Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

25.  Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, this Plan shall not be construed as providing for such segregation, and neither the Company nor the Administrator shall be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

[BOSS HOLDINGS, INC. LOGO]          VOTE BY MAIL
ATTN: B. WILLIAMS                   Mark, sign, and date your proxy card and
BOSS MFG. CO.                       return it in the postage-paid envelope we
221 WEST FIRST STREET               have provided or return it to Boss Holdings,
KEWANEE, IL 61443                   Inc., c/o ADP, 51 Mercedes Way, Edgewood,
                                    NY 11717.










TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                BOSSH1                 KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BOSS HOLDINGS, INC.

   THE DIRECTORS RECOMMEND A VOTE "FOR"
   ITEMS 1, 2, 3 AND 4

   VOTE ON DIRECTORS                                               FOR  WITHHOLD  FOR ALL  To withhold authority to vote,
                                                                   ALL    ALL     EXCEPT   mark "For All Except" to the
   1.   To elect as Directors of Boss Holdings, Inc. the nominees                          left and write the nominee's
        listed below.                                                                      number on the line.

        (1) G. Louis Graziadio III  (4) Lee E. Mikles              [ ]     [ ]      [ ]    ___________________________________
        (2) J. Bruce Lancaster      (5) P. A. Novelly
        (3) Perry A. Lerner         (6) Richard D. Squires

   VOTE ON PROPOSALS                                                                                           FOR  AGAINST  ABSTAIN

   2.   To approve adoption of the Company's 2004 Stock Incentive Plan and to reserve 150,000 shares for
        issuance under the plan.                                                                               [ ]    [ ]      [ ]

   3.   Ratify the appointment of McGladrey & Pullen, LLP as independent auditors of the Company for the
        fiscal year ending December 25, 2004.                                                                  [ ]    [ ]      [ ]

   4.   In their discretion, upon such other matters that may properly come before the meeting or any
        adjournment or adjournments thereof.                                                                   [ ]    [ ]      [ ]

   The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4.
   If any other matters properly come before the meeting, or if cumulative voting is required, the persons named in this proxy will vote in their discretion.

   -----------------------------------------          -----------------------------------------


   -----------------------------------------          -----------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]   Date          Signature (Joint Owners)         Date

--------------------------------------------------------------------------------

[BOSS HOLDINGS, INC. LOGO]

                               BOSS HOLDINGS, INC.

                                  JUNE 11, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned stockholder(s) of Boss Holdings, Inc., a Delaware Corporation, hereby acknowledge(s) receipt of the Proxy Statement dated May 3, 2004 and hereby appoint(s) G. Louis Graziadio III and James F. Sanders and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Boss Holdings, Inc., to be held June 11, 2004 at 10:00 a.m. Central Daylight Time, at the Board Room of the Conference Center, Suite 801, 8235 Forsythe Blvd., St. Louis, Missouri 63105 and at any adjournment or adjournments thereof, and to vote (including cumulatively, if required) all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side.

          PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

          (continued, and to be signed and dated, on the reverse side)